UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: November 16, 2004
Date of Earliest Event Reported: November 15, 2004

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification No.)

2838 Woodside Street
Dallas, Texas 75204
(Address of principal executive offices) (Zip Code)

(918) 492-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release Announcing Financial Results
Press Release Announcing Earnings Call

Item 2.02. Results of Operations and Financial Condition.

On November 15, 2004, Energy Transfer Partners, L.P. (the “Partnership”) issued a press release announcing our financial and operating results for the fourth quarter and for the fiscal year ended August 31, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 15, 2004, the Partnership issued a press release announcing that on November 18, 2004, the Partnership will be holding an earnings call to discuss the financial and operating results for the fourth quarter and fiscal year ended August 31, 2004. A copy of this press release is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are being furnished herewith:

Exhibit Number 99.1 – Press Release dated November 15, 2004 announcing financial results for the fourth quarter and fiscal year ended August 31, 2004.

Exhibit Number 99.2 – Press Release dated November 15, 2004 announcing earnings call.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	U.S. Propane L.P., General Partner
	By:	U.S. Propane L.L.C., General Partner

Date: November 16, 2004	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

	By:	/s/ Kelcy L. Warren

Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 15, 2004 announcing financial results for the fourth quarter and fiscal year ended August 31, 2004

99.2	Press Release dated November 15, 2004 announcing earnings call